UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2009

PACIFIC OFFICE PROPERTIES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-9900	86-0602478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

233 Wilshire Blvd. Suite 830 Santa Monica, California	90401
(Address of principal executive offices)	(Zip Code)

(310) 395-2083
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This current report on Form 8-K is being filed for the purpose of providing a description of the common stock of Pacific Office Properties Trust, Inc. (the “Company”).  We may incorporate by reference the description of our common stock set forth below into future registration statement filings that we make under the Securities Act of 1933, as amended, in lieu of incorporation by reference of a description of the common stock contained in a registration statement filed under the Securities Exchange Act of 1934, as amended.

DESCRIPTION OF COMMON STOCK

The following description of our common stock contains a summary of the material provisions of our amended and restated charter and our amended and restated bylaws, as well as certain provisions of Maryland law.  This description does not purport to be complete and is subject to and qualified in its entirety by reference to Maryland law and to our amended and restated charter and amended and restated bylaws.  Copies of our amended and restated charter and our amended and restated bylaws will be filed as exhibits to the registration statement into which this summary is incorporated by reference or as exhibits to documents filed under the Securities Exchange Act of 1934, as amended, that are incorporated by reference into the registration statement.

General

We are currently authorized to issue 300,200,000 shares of stock, consisting of 200,200,000 shares of our common stock, par value $0.0001 per share, 200,000,000 of which are shares of common stock listed on the NYSE Amex under the symbol “PCE,” which we refer to as Listed Common Stock, and 200,000 of which are shares of Class B Common Stock, and 100,000,000 shares of preferred stock, par value $0.0001 per share. The aggregate par value of all authorized shares of stock is $30,200. Our board of directors, without any action by our stockholders, may amend our charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Our board of directors may reclassify any unissued shares of our common stock in one or more classes or series of stock. It may also classify any unissued shares of preferred stock and reclassify any previously classified but unissued shares of preferred stock of any series in one or more classes or series of stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations on dividends or other distributions, qualifications or terms or conditions of redemption of the stock. Except as may be provided by the board of directors in setting the terms of classified shares of stock or as may otherwise be provided by contract approved by our board of directors, no holder of shares of stock has any preemptive right to purchase or subscribe for any additional shares of our stock or securities. Additionally, under the Maryland General Corporation Law, or the MGCL, our board of directors may authorize the amendment of our charter, with the approval of a majority of our board of directors and without stockholder approval, to effect a reverse stock split that results in a combination of shares of stock at a ratio of not more than ten shares of stock into one share of stock in any 12-month period.

Common Stock

Voting Rights.  Subject to the preferences of any class or series of stock classified or reclassified by our board of directors, each share of common stock is entitled to one vote on each matter to be voted upon by our stockholders. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes cast by all shares of common stock and Proportionate Voting Preferred Stock (as described below) present in person or represented by proxy, voting together as a single class, subject to any voting rights granted to holders of any preferred stock.  Our charter does not provide for cumulative voting.

Liquidation Distributions.  In the event of our liquidation, the Class B Common Stock is not entitled to any portion of our assets that are allocated to holders of our common stock, all of which will be distributed to the holders of Listed Common Stock, subject to the preferences of any class or series of stock hereafter classified or reclassified by our board of directors.  Except with respect to this preference of liquidation accorded to the Listed Common Stock, Listed Common Stock and Class B Common Stock are identical in all respects.

Dividends.  Holders of our common stock are entitled to receive such distributions as authorized from time to time by our board of directors and declared by us out of legally available funds, subject to any preferential rights of other classes of stock.

Transfer Agent and Registrar.  The transfer agent and registrar for our Listed Common Stock is Computershare Investor Service.

NYSE Amex Listing.  Our Listed Common Stock is currently traded on the NYSE Amex under the symbol “PCE.”

Preferred Stock

Our board of directors has the authority, without further action by the stockholders, to issue preferred stock in one or more series and to fix the rights, designation, preferences, privileges, limitations and restrictions thereof, including dividend rights, conversion rights, terms and rights of redemption, liquidation preferences and sinking fund terms (any or all of which may be greater than the rights of the common stock or the Proportionate Voting Preferred Stock). The board of directors, without stockholder approval, can issue shares of preferred stock with conversion, voting and other rights which could adversely affect the rights of the holders of shares of common stock. Other than the one share of Proportionate Voting Preferred Stock issued to our Advisor, Pacific Office Management, Inc., in connection with our formation transaction, we have not issued any shares of preferred stock and currently have no plans to issue additional preferred stock.

Proportionate Voting Preferred Stock

As a part of the formation transactions, our board of directors classified from our unissued shares of preferred stock, and caused us to issue, one share of Proportionate Voting Preferred Stock, which may be increased only by resolution approved by all of the members of our board of directors. Any shares of Proportionate Voting Preferred Stock redeemed, purchased or otherwise acquired by us in any manner whatsoever will cease to be outstanding and will become authorized but unissued shares of preferred stock, without designation as to class or series until such shares are once more classified and designated. The shares of Proportionate Voting Preferred Stock are not convertible or exchangeable for any other property or securities of ours.

Voting Rights. Holders of shares of the Proportionate Voting Preferred Stock are entitled to vote on all matters for which our common stockholders are entitled to vote. The holders vote together with the holders of shares of common stock as one class on all matters. The number of votes that the Proportionate Voting Preferred Stock is entitled to cast initially equals the number of shares of our Listed Common Stock issuable upon the redemption of the common units, referred to as Common Units, of Pacific Office Properties, L.P., our Operating Partnership, and convertible preferred limited partnership units of our Operating Partnership, referred to as Preferred Units following conversion to Common Units, issued in connection with our formation transactions. As those Operating Partnership units are redeemed, the number of votes that the Proportionate Voting Preferred Stock will be entitled to cast will be decreased by an equivalent number. As of March 31, 2009, the Proportionate Voting Preferred Stock was entitled to cast 46,173,693 votes on all matters for which our common stockholders are entitled to vote.  Our Advisor has agreed to cast its Proportionate Voting Preferred Stock votes on any matter in direct proportion to votes that are cast by limited partners of our Operating Partnership holding the Common Units and Preferred Units issued in the formation transactions.

Liquidation Preference. In the event of any liquidation, dissolution or winding up of our affairs, before any of our assets are distributed, paid or set aside for the holders of any equity securities ranking junior to the Proportionate Voting Preferred Stock as to the distribution of assets upon our liquidation, dissolution or winding up, we will pay to the holders of shares of Proportionate Voting Preferred Stock, out of our assets legally available for distribution to our stockholders, the sum of $0.01 per share for each share of Proportionate Voting Preferred Stock held by each such holder. After such payment, the holders of the Proportionate Voting Preferred Stock will have no right or claim upon any of our remaining assets.

Dividends. The holder of the Proportionate Voting Preferred Stock is not entitled to any regular or special dividend, including any dividend or other distribution declared or paid with respect to the shares of our common stock or any other class or series of our stock.

Restrictions on Size of Holdings of Shares

Our charter contains certain restrictions on the number of shares of capital stock that individual stockholders may own. In order for us to qualify as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended, or the Code, among other purposes, no person, other than a person designated by the board of directors as an Excepted Holder, may either beneficially or constructively own more than 4.9% in economic value of the aggregate of the outstanding shares of capital stock, or 4.9% in economic value or number of shares, whichever is more restrictive, of the aggregate of the outstanding shares of common stock. Further, not more than 50% in value of our outstanding capital stock may be owned, directly or indirectly, by five or fewer individuals (defined in the Code to include certain entities) during the last half of a taxable year (other than the first year), and such shares of capital stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months (other than the first year) or during a proportionate part of a shorter taxable year. See “Anti-Takeover Measures – Ownership Limitations and Restrictions on Transfer” below.

Anti-Takeover Measures

Certain provisions of our charter and our bylaws and of Maryland law may have the effect of delaying, deferring or preventing a change of control of us. These provisions are described below.

Classified Board

A significant effect of a classified board of directors may be to deter hostile takeover attempts because an acquirer would experience delay in replacing a majority of the directors. However, a classified board will also make it more difficult for stockholders to effect a change in control of the board of directors, even if such a change in control is sought due to dissatisfaction with the performance of the directors.

The existence of a classified board may deter so-called “creeping acquisitions” in which a person or group seeks to acquire: (i) a controlling position without paying a control premium to the selling stockholders; (ii) a position sufficient to exert control over the corporation through a proxy contest or otherwise; or (iii) a block of stock with a view toward attempting to promote a sale or liquidation or a repurchase by the corporation of the block at a premium, or an exchange of the block for assets of the corporation. Faced with a classified board of directors, such a person or group would have to assess carefully its ability to control or influence the corporation. If free of the necessity to act in response to an immediately threatened change in control, the board of directors can act in a more careful and deliberative manner to make and implement appropriate business judgments in response to a creeping acquisition.

We believe that the staggered three-year terms, with the election of approximately one-third of our directors each year, will help to assure the continuity and stability of our long-term policies in the future and permit our board of directors to more effectively represent the interests of all stockholders, since approximately two-thirds of our directors at any given time will have prior experience as directors of the Company. The division of directors into three classes will have the effect of making it more difficult to change the overall composition of the board. Our board of directors, however, believes that the benefits of maintaining continuity on the board outweigh this effect.

Business Combinations

Maryland law prohibits a business combination between a corporation and any interested stockholder or any affiliate of an interested stockholder for five years following the most recent date upon which the stockholder became an interested stockholder. A business combination includes a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. Generally, an interested stockholder is anyone who owns 10% or more of the voting power of the corporation’s voting stock or an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation. A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board. After the five-year period has elapsed, a corporation subject to the statute may not consummate a business combination with an interested stockholder unless (i) the transaction has been recommended by the board of directors and (ii) the transaction has been approved by (a) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (b) two-thirds of the votes entitled to be cast by holders of voting stock other than shares owned by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder. This approval requirement need not be met if certain fair price and terms criteria have been satisfied.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. However, our charter elects to be governed by the Maryland business combination provisions, except that these provisions will not apply to any business combination that was effected pursuant to the Master Formation and Contribution Agreement, dated October 3, 2006, as amended, which we refer to as the Master Agreement, between our predecessor and POP Venture, LLC, a Delaware limited liability company, or pursuant to any agreement that was executed and delivered pursuant to the Master Agreement or to the extent that the interested stockholder in such business combination was Jay H. Shidler.

Control Share Acquisitions

Maryland law provides that “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock as to which the acquiring person, officers of the corporation and employees of the corporation who are directors of the corporation are entitled to exercise or direct the exercise (except solely by virtue of a revocable proxy) of the voting power of the shares in the election of directors. Control shares are voting shares of stock which, if aggregated with all other shares of stock previously acquired by a person, would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-tenth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more of all voting power. Control shares do not include shares that the acquiring person is entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition, directly or indirectly, of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the board of directors to call a special meeting of stockholders to be held within fifty (50) days of such demand to consider the voting rights of the shares.

If voting rights are not approved at the meeting or if the acquirer does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares, except those for which voting rights have previously been approved, for fair value determined, without regard to voting rights, as of the date of the last control share acquisition or of any special meeting of stockholders at which the voting rights of such shares are considered and not approved. If voting rights for control shares are approved at a stockholders’ meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid in the control share acquisition. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or the bylaws of the corporation.

Our bylaws state that the control share acquisition statute of the MGCL will not apply to any acquisition by any person of our stock. However, the exemption from the control share acquisition provision may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon a repeal, will apply to any prior or subsequent control share acquisition.

Title 3, Subtitle 8 of the MGCL

Subtitle 8 of Title 3 of the MGCL allows Maryland corporations with a class of equity securities registered under the Securities Exchange Act of 1934 to elect to be governed by all or any part of certain Maryland law provisions relating to extraordinary actions and unsolicited takeovers. The election to be governed by one or more of these provisions can be made by a Maryland corporation in its charter or bylaws or by resolution adopted by the board of directors so long as the corporation has at least three directors who, at the time of electing to be subject to the provisions, are not:

•       officers or employees of the corporation;

•       persons seeking to acquire control of the corporation;

•       directors, officers, affiliates or associates of any person seeking to acquire control; or

•       nominated or designated as directors by a person seeking to acquire control.

Articles supplementary must be filed with the Maryland State Department of Assessments and Taxation if a Maryland corporation elects to be subject to any or all of the provisions by board resolution or bylaw amendment. Stockholder approval is not required for the filing of articles supplementary.

Subtitle 8 provides that a Maryland corporation can elect to be subject to all or any portion of the following provisions notwithstanding any contrary provisions contained in its existing charter or bylaws:

•       a classified board;

•       a two-thirds vote requirement for removing a director;

•       a requirement that the number of directors be fixed only by vote of the directors;

•       a requirement that a vacancy on the board be filled only by the majority vote of the remaining directors and for the remainder of the full term of the class in which the vacancy occurred; or

•       a majority requirement for the calling of a special meeting of stockholders.

Pursuant to Subtitle 8, we have elected to provide that vacancies on our board of directors may be filled only by the remaining directors and for the remainder of the full term of the class in which the vacancy occurred.  Through provisions in our charter and bylaws unrelated to Subtitle 8, we already have a classified board, vest in the board the exclusive power to fix the number of directorships and require, unless called by our chairman of the board, our president or the board of directors, the request of stockholders entitled to cast a majority of all votes entitled to be cast to call a special meeting.

Ownership Limitations and Restrictions on Transfer

Our charter provides that no person or entity, other than Mr. Shidler, certain of our founders or any individual as designated by our charter or our board of directors (referred to as excepted individuals), may own, directly or indirectly, more than 4.9% in economic value of our aggregate outstanding shares of capital stock or 4.9% in economic value or number of shares, whichever is more restrictive, of our aggregate outstanding shares of our capital stock. This ownership limit is not applicable to the acquisition of shares by an underwriter with the purpose of distributing such shares in a public offering. Our charter requires every stockholder who owns more than 2% of our outstanding stock to give written notice, within thirty (30) days after the end of each taxable year, setting forth such stockholder’s direct and indirect ownership of our stock.

If any transfer of our shares results in any person or entity owning more than the ownership limit (referred to as a prohibited owner), then the number of shares of stock of which otherwise would cause such prohibited owner to violate the ownership limit will automatically be transferred to a trust for the benefit of a charitable beneficiary. The trustee will be appointed by us, and will be a person unaffiliated with us and the prohibited owner. The prohibited owner will not have any economic benefit, rights to dividends or other distributions and will not possess any rights to vote or other rights attributable to the shares of stock held in trust. The trustee will have all voting rights and rights to dividends or other distributions with respect to shares of stock held in trust, which rights will be exercised for the exclusive benefit of the charitable beneficiary.

The excepted individuals are subject to an ownership limitation, the requirements of which will be established by the board of directors. The board of directors may from time to time increase the ownership limit and the ownership limitation of the excepted individuals. No person or entity may own, directly or indirectly, our shares of stock that would result in us failing to qualify as a REIT. Additionally, no stockholder may transfer our shares of the stock if the result of such transfer is ownership of our stock by less than 100 stockholders. To the extent a transfer of shares of stock results in ownership by less than 100 stockholders, such shares of stock will be transferred to that number of trusts, each having a distinct trustee and a charitable beneficiary or beneficiaries that are distinct from those of each other trust, such that there is no violation. In the event the board of directors determines a proposed transfer or transfer will or has violated any of the aforementioned ownership limitations or transfer restrictions, the board of directors will take action it deems advisable to refuse to give effect to or to prevent such transfer.

Duties of Directors

Maryland law requires a director of a Maryland corporation to perform his duties as a director (including his duties as a member of a committee of the board on which he serves): (i) in good faith; (ii) in a manner he reasonably believes to be in the best interests of the corporation; and (iii) with the care that an ordinarily prudent person in a like position would use under similar circumstances. Maryland law provides that a person who performs his duties in accordance with the above standard has no liability by reason of being or having been a director of a corporation. An act of a director is presumed to satisfy the standard.

In addition, the MGCL provides protection for Maryland corporations against unsolicited takeovers by protecting the board of directors with regard to actions taken in a takeover context. The MGCL provides that the duties of directors will not require them to:

•       accept, recommend or respond to any proposal by a person seeking to acquire control;

•       make a determination under the Maryland Business Combination Act or the Maryland Control Share Acquisition Act;

•       elect to be subject or refrain from electing to be subject to any or all of the elective provisions of Title 3, Subtitle 8 of the MGCL; or

•       act or fail to act solely because of (i) the effect the act or failure to act may have on an acquisition or potential acquisition of control or (ii) the amount or type of consideration that may be offered or paid to stockholders in an acquisition.

The MGCL also provides that an act of a director relating to or affecting an acquisition or a potential acquisition of control is not subject under the MGCL to a higher duty or greater scrutiny than is applied to any other act of a director. This provision creates a Maryland rule that is less exacting than case law in many other jurisdictions which imposes an enhanced level of scrutiny when a board implements anti-takeover measures in a change of control context and shifts the burden of proof to the board to show that the defensive mechanism adopted by a board is reasonable in relation to the threat posed.

Issuance of Additional Shares

Our charter allows the board of directors to authorize the issuance of shares of our stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of our stock of any class or series, whether now or hereafter authorized, for such consideration as the board deems advisable. Our shares of authorized and unissued common stock and preferred stock may (within the limits imposed by applicable law) be issued in one or more transactions, or could be issued with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of us. The board of directors may classify any unissued shares of preferred stock and reclassify any previously classified but unissued shares of preferred stock of any series in one or more classes or series of stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations on dividends or other distributions, qualifications or terms or conditions of redemption of the stock. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of our existing shares of our common stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of us.

We offer no assurances that the board of directors will not adopt further anti-takeover measures available under Maryland law (some of which may not require stockholder approval). Moreover, the availability of such measures under Maryland law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a majority of our stockholders may deem to be in their best interests or in which stockholders may receive a premium for their shares over then-current market prices. As a result, stockholders who might desire to participate in such transactions may not have the opportunity to do so.

Limitation of Liability and Indemnification Matters

Indemnification of Directors and Officers

In Maryland, reasonable expenses may be advanced to a director or to an officer, employee or agent who is not a director to the same extent that they may be advanced to a director unless limited by the charter. Advances to directors, officers, employees and agents prior to the final adjudication of a proceeding may be generally authorized in the corporation’s charter or bylaws, by action of the board of directors, or by contract. The director, officer, employee or agent must give to the corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the corporation has been met, and a written undertaking by him or on his behalf providing that if it is ultimately determined that the standard of conduct has not been met, said director, officer, employee or agent will repay the amount advanced.

Under Maryland law, unless limited by the charter, indemnification is mandatory if a director or officer has been successful on the merits or otherwise in the defense of any proceeding arising from his service as a director or officer unless such indemnification is not otherwise permitted as described in the following sentence. Indemnification is permitted unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director or officer had reasonable cause to believe his act or omission was unlawful. In addition to the foregoing, a court of appropriate jurisdiction may, under certain circumstances, order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director or officer has met the standards of conduct set forth in the preceding sentence or has been adjudged liable on the basis that a personal benefit was improperly received in a proceeding charging improper personal benefit to the director or the officer. If the proceeding was an action by or in the right of the corporation or involved a determination that the director or officer received an improper personal benefit, however, no indemnification may be made if the individual is adjudged liable to the corporation, except to the extent of expenses approved by a court of appropriate jurisdiction.

Maryland law also provides that, where indemnification is permissible, it must be authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct described above. Such determination must be made by (i) the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate; (ii) special legal counsel selected by the board of directors or a committee of the board by vote as set forth in clause (i) or, if the requisite quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board of directors in which directors who are parties may participate; or (iii) a vote of the stockholders.

In addition, Maryland law provides that a corporation may not indemnify a director or advance expenses for a proceeding brought by that director against the corporation, except for a proceeding brought to enforce indemnification, or unless the charter, bylaws, resolution of the board of directors or an agreement approved by the board of directors expressly provides otherwise.

Our charter provides that we will indemnify our current and former directors and officers, including the advancement of expenses under procedures permitted or required by applicable law, unless it is established under the MGCL that (i) his act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) he actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, he had reasonable cause to believe that his act or omission was unlawful (but in the event of any amendment to the MGCL permitting us to provide broader indemnification rights than are currently set forth in our charter, such rights would be provided to the fullest extent required or permitted by the MGCL as so amended). Our charter also provides that we may indemnify, including the advancement of expenses under procedures permitted or required by applicable law, our current and former employees and agents as may be authorized by the board of directors in the specific case and permitted by applicable law or our bylaws. However, we will not indemnify any indemnitee in connection with a proceeding initiated by such indemnitee unless such proceeding was authorized by the board of directors pursuant to a resolution approved by a majority of the directors then in office, or where such proceeding is to enforce rights to indemnification or in a contract approved by the board of directors pursuant to a resolution approved by a majority of directors then in office.

Exculpation of Directors and Officers

The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.

Dated: July 1, 2009	By:	/s/ James M. Kasim
James M. Kasim
Chief Financial Officer